                                   RIVERSIDE(R)
                                 CAPITAL FUNDS

                            ----------------------

                               ANNUAL REPORT TO
                                 SHAREHOLDERS


                                 JUNE 30, 1997

                            ----------------------


                                    [LOGO]
                                 NATIONAL BANK
                                  OF COMMERCE

                              Memphis, Tennessee
                              Investment Adviser

                                                                 RIVERSIDE
                                                                 CAPITAL
MESSAGE FROM THE CHAIRMAN                                        FUNDS
AND INVESTMENT ADVISER

Dear Shareholders:

We are pleased to report that the Riverside Capital Funds of The Sessions Group performed well during the year ended June 30, 1997. During the period, stocks continued to post record gains. The Dow Jones Industrial Average and the Standard & Poor's 500 Index rose 36.7% and 33.6%, respectively, as investors continued to focus on large-capitalization stocks. The broader stock market also did well, but to a lesser degree. The S&P Midcap 400 Index was up 22.4%, while the S&P 600 Small Cap was up 20.8%. Bonds produced average returns during the year, providing steady income to investors.

The reason for the continued market strength is simple. The economy is exhibiting moderate growth, but inflation has remained in check. As a result, the Federal Reserve has stayed on the sidelines for the most part, and interest rates, despite some volatility during the year, have fallen from their highs. In short, it has been an ideal environment for corporate earnings and, therefore, for the stock market. Likewise, bonds have benefited from the benign interest rate environment.

STOCKS: A TIME FOR CELEBRATION, AND A TIME FOR CAUTION
The S&P 500, at over 21 times 1997 earnings and with a dividend yield well under 2%, is selling at the upper end of its historic valuation range. True, it appears to be the best of all worlds with respect to the economy, inflation and interest rates, and record mutual fund inflows continue to give the market support. Admittedly, we can't see anything on the horizon to cause concern, but we know that markets don't move in straight lines indefinitely. Even in a favorable economic and monetary environment, we can expect the occasional pullback as the market brings valuations back into line. In fact, during the last twelve months, we have had two brief, but sharp, corrections in the stock market, and a more serious--and less publicized--correction in the small-cap market.

As a result, looking forward, we would not be surprised to see a market correction of some magnitude during the next twelve months. However, because market direction, in our opinion, is difficult if not impossible to predict with any degree of accuracy, we believe that the best way to control risk is to maintain a long-term perspective with a diversified portfolio of financially strong, well-managed and well-positioned companies that we think represent outstanding value.

A SHRINKING BUDGET DEFICIT BODES WELL FOR BONDS
The federal budget deficit is estimated to be $70 billion in fiscal 1997, roughly 1% of the Gross Domestic Product. In addition, Congress and the President have agreed to a balanced budget between now and 2002. This is remarkable progress on a deficit that approached $300 billion just a few years ago. A shrinking deficit means fewer government bonds will be issued, which exerts downward pressure on interest rates.

Global competition and increased productivity due to technological advancements, along with our ability to outsource manufacturing to other countries, continue to keep inflation pressures at a minimum. As a result, we think the long-term trend for interest rates is stable to downward, suggesting that bonds should continue to perform in line with historical averages.

IN CLOSING...
In the pages that follow, you will find a detailed discussion about the performance of each of the Riverside Capital Funds during the year ended June 30, 1997. We urge you to read this material closely.

Thank you for your continued confidence in us. We look forward to providing you with superior investment management and to serving your needs now and in the years ahead. As always, if you have any questions or require any assistance, please don't hesitate to call us at 1-800-8-RIVER-6.

Sincerely,

/s/ Walter B. Grimm                           /s/ E. Alan Catmur
Walter B. Grimm                               E. Alan Catmur
Chairman                                      National Bank of Commerce
The Sessions Group                            Investment Adviser


    THE RIVERSIDE CAPITAL FUNDS ARE NOT FDIC INSURED AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, NATIONAL BANK OF COMMERCE OR ANY OF ITS AFFILIATES. INVESTMENT PRODUCTS INVOLVE INVESTMENT RISKS, INCLUDING THE
                          POSSIBLE LOSS OF PRINCIPAL.

THE PORTFOLIOS

THE RIVERSIDE CAPITAL VALUE EQUITY FUND

As "value" managers, we attempt to identify companies whose stocks are selling at a deep discount to their long-term intrinsic value. Instead of trying to time the stock market, we believe that by focusing on intrinsic value, we can construct a portfolio of undervalued equities that will outperform the broader market over time. As a result, our average holding period is three to four years, and we have relatively low turnover. While we own a number of large-cap stocks, we traditionally have had a bias toward small- to mid-cap stocks.

During the past year, investors continued to favor large-cap growth stocks, as they have for much of the past three years. As a result, the total return for the Fund over the past 12 months (at 23.7%) was behind the S&P 500, but in line with small and mid-cap indicies.+

While a number of companies contributed to our results, the stocks of Burlington Coat Factory (which has since been sold), Travelers (5.2% of net assets), Valero Energy (4.6%), IBM (3.5%), H.F. Ahmanson (3.0%), BJ Services (2.8%) and SunAmerica (2.0%) made particularly impressive gains during the year. The Fund's performance was also helped by the acquisition of Augat by Thomas & Betts (3.4%) in December and the subsequent strong performance by Thomas & Betts which we continue to hold in the portfolio.

SEARCH FOR VALUE
With the stock market at all-time highs, it is increasingly difficult to find new companies that meet our investment criteria. Nonetheless, we have recently added two new companies to the Fund's portfolio. In March, we bought shares of Century Telephone Enterprises (3.3%), a telephone company with operations in Louisiana, Mississippi, Michigan and Ohio. We believe that the market has failed to recognize the full value of Century's overlapping land line and cellular franchises in the less competitive rural and suburban markets. In April, we also added Pride International Inc. (3.7%), a domestic and international oil services company. We don't believe investors are giving Pride credit for its growing contract drilling business in Latin America.

In spite of the temptation to predict the direction of the economy or the stock market, particularly at current levels, we will continue to focus on the individual companies in the Fund's portfolio and their prospects. We will sell those positions that we believe are fully valued and add companies that we believe are significantly undervalued.

As of June 30, 1997, the top five holdings in the Fund's portfolio were Travelers, Inc. (5.2%), Valero Energy Corp. (4.6%), Hancock Fabrics, Inc. (4.5%), UNUM (4.4%) and Phoenix Corp. (PXRE) (3.9%).**


 +The Fund's total return with the maximum 4.50% sales charge was 18.1% for the same period.
**The composition of the Fund's portfolio is subject to change.

            [GRAPH APPEARS HERE OF VALUE EQUITY FUND APPEARS HERE]


                              VALUE EQUITY FUND   S&P 500 INDEX
                              -----------------   -------------

                10/31/91     $ 9,551             $10,000
                 6/30/92     $10,701             $10,610
                 6/30/93     $11,872             $12,057
                 6/30/94     $13,267             $12,227
                 6/30/95     $14,332             $15,412
                 6/30/96     $17,271             $19,427
                 6/30/97     $21,357             $26,146



                      AVERAGE ANNUAL TOTAL RETURN*
              ---------------------------------------------
                                                   SINCE
                                                 INCEPTION
                DATE       1 YEAR     5 YEAR     (10/31/91)
              ---------------------------------------------
              6/30/97      18.05%     13.77%      14.32%


*Reflects 4.50% Sales Charge.

Past performance is not predictive of future performance. Investment return and principal value of the Riverside Capital Value Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.


The Standard & Poor's 500 Stock Index is an unmanaged index considered to be representative of the stock market as a whole. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Riverside Capital Value Equity Fund reflects the deduction of fees for these value-added services.

THE RIVERSIDE CAPITAL GROWTH FUND

The Riverside Capital Growth Fund concentrates on large-capitalization growth stocks such as General Electric (4.2% of net assets), Intel (3.6%), Coca-Cola (3.5%), Schering Plough (3.4%) and NationsBank (3.3%). About 75% of the portfolio is invested in large-cap companies, with the balance invested in smaller cap names.

As a result of this emphasis on large-cap stocks, the Fund kept up with the S&P 500 Index in the first half of 1997, up 19.1% excluding the maximum sales charge. For the full year ended June 30, 1997, the Fund's total return was 29.9%+, compared to 33.6% on the S&P 500 Index.

Large-capitalization stocks have dominated the market for the last few years. There are several reasons for this. One reason is that there is a tremendous inflow of money into the U.S. stock market from investors all over the world. Money managers can put this new cash to work much more efficiently in the larger capitalization stocks. Another reason large-capitalization stocks have dominated the market is that they are perceived as a safe haven when and if the market turns downward. Finally, the initial public offering market has been extremely strong, inundating investors with new small-capitalization alternatives.

MIXED SUCCESS IN SMALL CAP
We've had mixed success in the small-cap arena. World Access (3.3%), an Atlanta-based telecommunications equipment supplier to emerging markets around the world, has been a big winner. The stock has more than doubled since we bought it in 1996. On the other hand, some of our small-cap exposure has hurt the portfolio in recent months. Small companies that are growing rapidly often run into short-term problems that might hurt the business on a quarterly basis, and negative earnings surprises do not go over well on Wall Street.

Recently, it has been difficult to put new money to work in blue-chip growth stocks because prices are so high. Coca-Cola, which historically has exhibited 17% to 18% earnings growth per year, is currently trading at 40 times 1997 earnings. General Electric, which has grown 13% to 14% per year, is selling at 26 times 1997 earnings. These are historically high valuation levels.

One big advantage of the large-cap stocks still remains: international exposure. Roughly 80% of Coca-Cola's income comes from outside the United States. We would like to own Coca-Cola in Russia, China and Brazil. In comparison to Coca-Cola abroad, Coca-Cola USA would not be enough of a growth vehicle.

As of June 30, 1997, the top five holdings in the Fund's portfolio were Philip Morris, Inc. (4.7%), General Electric Co. (4.2%), Home Depot, Inc. (4.0%), American International (3.8%) and SouthTrust Corp. (3.8%).**

 +The Fund's total return with the maximum 4.50% sales charge was 24.1% for the same period.
**The composition of the Fund's portfolio is subject to change.

                      [GRAPH OF GROWTH FUND APPEARS HERE]

                             GROWTH FUND         S&P 500
                             -----------         -------
              4/15/94         $ 9,551             $10,000
              6/30/94         $ 9,379             $10,015
              6/30/95         $11,749             $12,624
              6/30/96         $14,024             $15,913
              6/30/97         $18,217             $21,416



                         AVERAGE ANNUAL TOTAL RETURN*
                       -------------------------------
                       DATE       1 YEAR    (4/15/94)
                       -------------------------------
                       6/30/97    24.06%      20.52%

* Reflects 4.50% Sales Charge.

Past performance is not predictive of future performance. Investment return and principal value of the Riverside Capital Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor's 500 Stock Index is an unmanaged index considered to be representative of the stock market as a whole. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Riverside Capital Growth Fund reflects the deduction of fees for these value-added services.

THE RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

By focusing on callable bonds with high yield, the Fund continued to be competitive during the past fiscal year. For the year ended June 30, 1997, the Riverside Capital Tennessee Municipal Obligations Fund produced a total return of 7.4%.++ In comparison, the Lehman Brothers Municipal General Obligation Bond Index produced a total return of 8.3%.

Municipal bonds can be issued with a call feature that allows the issuer to retire the bonds when interest rates fall so they can reissue bonds at a lower interest rate. Such a call feature costs the issuer a premium yield. From our perspective, we are able to collect the higher yield as long as interest rates don't fall too far. So far, we have benefited from these callable bonds because interest rates traded in a narrow range during the past fiscal year.

In addition to callable bonds, we're finding value in the health-care sector of the municipal bond market. Because of uncertainty surrounding managed care and Medicare financing, health-care issues haven't attracted investor interest, thus they are less expensive. Knowing that, we're careful to maintain the portfolio's strong credit quality.

SEEKING TAX RELIEF
The Tennessee economy is excellent, and Tennessee general obligation bonds are in high demand. For Tennessee residents, the maximum combined federal and state income tax bracket is 43.2%. As of June 30, the 30-day SEC yield was 4.91% without the load, and 4.76% including the maximum sales charge.** An investor in the top tax bracket would have had to receive a yield of 8.64% without the sales load on a taxable equivalent basis.

Our strategy over the next several months is to continue to focus on the highest credit quality, but to begin to look for call protection in what could be a falling interest rate environment.

As of June 30, 1997, the Fund's portfolio held 46 issues, of which 12.6% were issued by municipalities outside of Tennessee. The average maturity of the portfolio was 10.6 years. The credit quality of its rated holdings ranged from A to AAA.***

  ++The Fund's total return with the maximum 3.00% sales charge was 4.2% for the same period.
 **Income may be subject to the federal alternative minimum tax. During the period, certain fees were voluntarily waived. Had these waivers not been in effect, the 30-day SEC yield would have been 4.10% at NAV and 3.97% including the maximum sales charge.
***The composition of the Fund's portfolio is subject to change.

         [GRAPH OF TENNESSEE MUNICIPAL OBLIGATIONS FUND APPEARS HERE]

                             TENNESSEE MUNICIPAL         S&P 500
                             -------------------         -------
              11/4/92         $ 9,699                    $10,000
              6/30/93         $10,416                    $10,979
              6/30/94         $10,312                    $11,046
              6/30/95         $10,890                    $11,955
              6/30/96         $11,398                    $12,723
              6/30/97         $12,239                    $13,775


                         AVERAGE ANNUAL TOTAL RETURN*
                       -------------------------------
                       DATE       1 YEAR    (11/04/92)
                       -------------------------------
                       6/30/97    4.17%      4.43%

* Reflects 3.00% Sales Charge.

Past performance is not predictive of future performance. Investment return and principal value of the Riverside Capital Tennessee Municipal Obligations Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.


The Lehman Brothers Municipal General Obligation Bond Index is an unmanaged index considered to be representative of the municipal bond market as a whole. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Riverside Capital Tennessee Municipal Obligations Fund reflects the deduction of fees for these value-added services.

THE RIVERSIDE CAPITAL FIXED INCOME FUND

Although there has been volatility in the fixed-income markets, interest rates have moved in a relatively narrow range over the past year. For instance, the benchmark 30-year U.S. Treasury bond yielded 6.87% on July 1, 1996. It yielded 6.73% on June 30, 1997. Since bond prices move inversely to interest rates, there hasn't been much fluctuation in the net asset value of bond funds.

A FOCUS ON CALLABLE BONDS
In this environment, fixed-income securities paying a high yield have been desirable, since the majority of a bond's return comes from income, and not capital appreciation due to relatively stable interest rates. Since bonds with call features offered the highest yields, the portfolio's performance was determined by the degree to which we held these types of securities. Callable bonds pay a higher yield in exchange for the right by the issuer to retire the bonds if interest rates fall.

TAXABLE MUNIS OFFER HIGH YIELD
In addition to buying U.S. Government bonds, the portfolio invests in taxable bonds issued by municipalities. Most investors are familiar with tax-free municipal bonds. But sometimes, a city, county, state or other political subdivision will have reached its legal quota of tax-free bonds and, yet, still need to raise more money. Because taxable munis are not that well known, yields tend to be higher than comparably rated corporate bonds.

For the year ended June 30, 1997, The Riverside Capital Fixed Income Fund produced a total return of 5.6%.+ ++ In comparison, the Lehman Brothers Government/Corporate Intermediate Bond Index produced a total return of 7.2%.

As of June 30, 1997, the average maturity of the Fund's holdings was approximately 5.6 years. With about 60% of the portfolio in U.S. government securities, we have reduced our exposure to corporate bonds because we believe that the additional yield they offer is not worth the additional credit risk to the portfolio.**

  +The Fund's total return with the maximum 3.00% sales charge was 2.4% for the same period.
**The composition of the Fund's portfolio is subject to change.



                  [GRAPH OF FIXED INCOME FUND APPEARS HERE]

                             FIXED INCOME FUND           LEHMAN BROTHER
                             -----------------           --------------
              10/31/91         $ 9,699                    $10,000
               6/30/92         $10,336                    $10,674
               6/30/93         $11,333                    $11,795
               6/30/94         $11,084                    $11,767
               6/30/95         $11,618                    $12,987
               6/30/96         $11,740                    $13,638
               6/30/97         $12,392                    $14,606


                            AVERAGE ANNUAL TOTAL RETURN*++
                       ---------------------------------------
                                                      SINCE
                                                    INCEPTION
                       DATE       1 YEAR   5 YEAR   (10/31/91)
                       ---------------------------------------
                       6/30/97    2.39%      3.06%    3.85%

* Reflects 3.00% Sales Charge.

Past performance is not predictive of future performance. Investment return and principal value of the Riverside Capital Fixed Income Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.

++These returns include the affect of the capital contribution, which is discussed further in the financial highlights.

The Lehman Brothers Government/Corporate Intermediate Bond Index is an unmanaged index considered to be representative of bonds with maturities between one and ten years. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Riverside Capital Fixed Income Fund reflects the deduction of fees for these value-added services.

THE RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

Short-term interest rates were relatively stable during the year, as the Federal Reserve Board raised rates just once during the period. Because bond prices move inversely to interest rates, there was little capital appreciation or depreciation due to interest rate movements. As a result, the best performing securities were those that offered the highest yield, such as callable government agency bonds. The additional yield--as much as half a percentage point--offered by callable securities was significant enough to warrant buying them.

For the year ended June 30, 1997, the Riverside Capital Low Duration Government Securities Fund produced a total return of 6.1%.+ In comparison, the Lehman Brothers Intermediate Government Bond Index produced a total return of 7.0%.

This Fund continues to invest only in securities issued by the U.S. Government and its agencies. The average credit quality of the Fund's holdings as of June 30, 1997, was AAA. The average maturity of the portfolio was about 2.6 years.**

 +The Fund's total return with the maximum 2.00% sales charge was 4.0% for the same period.
**The composition of the Fund's portfolio is subject to change.



       [GRAPH OF LOW DURATION GOVERNMENT SECURITIES FUND APPEARS HERE]

                             LOW DURATION GOVERNMENT      LEHMAN BROTHER
                             -----------------------      --------------
              4/14/94          $ 9,804                    $10,000
              6/30/94          $ 9,791                    $ 9,977
              6/30/95          $10,578                    $11,242
              6/30/96          $10,928                    $11,795
              6/30/97          $11,596                    $12,615


                          AVERAGE ANNUAL TOTAL RETURN*
                       ---------------------------------
                                                SINCE
                                              INCEPTION
                       DATE       1 YEAR      (4/15/94)
                       ---------------------------------
                       6/30/97     4.03%         4.72%

* Reflects 2.00% Sales Charge.

Past performance is not predictive of future performance. Investment return and principal value of the Riverside Capital Low Duration Government Securities Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost.


The Lehman Brothers Intermediate Government Bond Index is an unmanaged index considered to be representative of government bonds with maturities between one and ten years. It does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Riverside Capital Low Duration Government Securities Fund reflects the deduction of fees for these value-added services.

THE RIVERSIDE CAPITAL MONEY MARKET FUND

On March 25, 1997, the Federal Reserve Board raised interest rates charged to member banks for overnight loans from 5.25% to 5.50%. Despite much anticipation in the market, that was the only Fed move for the entire fiscal year.

Even though we are concerned about the direction of Fed policy, we do not try to outguess the movement of interest rates. As a result, we keep the portfolio's average maturity as short as possible. As of June 30, 1997, the average maturity of the Fund's holdings was 35 days. Although we would obtain a little extra yield by extending the portfolio, we don't think it is worth taking the risk of holding longer term securities in a suddenly rising interest rate environment.

In addition, the portfolio's assets were invested in the highest quality short-term instruments available: U.S. Government agency securities and repurchase agreements collateralized by U.S. Treasury bonds.

An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1 per share.

This material is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus.

For more information, including charges and expenses, call 1-800-8-RIVER-6 to receive a prospectus, which should be read carefully before you invest or send money. The Riverside Capital Funds are distributed by BISYS Fund Services. The composition of the Funds' holdings is subject to change.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, NATIONAL BANK OF COMMERCE, OR ANY OF ITS AFFILIATES, AND SHARES
ARE NOT FEDERALLY INSURED BY THE FDIC OR ANY OTHER AGENCY. AN INVESTMENT IN SHARES OF THE FUNDS INVOLVES THE POSSIBLE LOSS OF PRINCIPAL.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                          Independent Auditors' Report

                                     Page 8

                      Statements of Assets and Liabilities

                                     Page 9

                            Statements of Operations

                                    Page 11

                      Statements of Changes in Net Assets

                                    Page 13

                       Schedules of Portfolio Investments

                                    Page 15

                         Notes to Financial Statements

                                    Page 26

                              Financial Highlights

                         INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
 The Sessions Group--
 The Riverside Capital Funds:

We have audited the accompanying statements of assets and liabilities of The Sessions Group--The Riverside Capital Funds (comprised of the Riverside Capital Money Market Fund, Riverside Capital Value Equity Fund, Riverside Capital Growth Fund, Riverside Capital Fixed Income Fund, Riverside Capital Low Duration Government Securities Fund and Riverside Capital Tennessee Municipal Obligations Fund, collectively the Funds), including the schedules of portfolio investments as of June 30, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 1997 by confirmation with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Sessions Group--The Riverside Capital Funds at June 30, 1997, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                          KPMG Peat Marwick LLP

Columbus, Ohio
August 22, 1997

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                          MONEY           VALUE
                                          MARKET         EQUITY       GROWTH
                                           FUND           FUND         FUND
                                       ------------    -----------  -----------
               ASSETS:
Investments, at value (cost
 $137,756,527; $57,793,710; and
 $24,543,367, respectively)..........  $137,756,527    $78,030,312  $37,369,819
Repurchase agreements (cost
 $1,488,296; $1,456,177; and $0, re-
 spectively).........................     1,488,296      1,456,177          --
                                       ------------    -----------  -----------
Total investments....................   139,244,823     79,486,489   37,369,819
Cash.................................           611          1,900          320
Interest and dividends receivable....     1,513,902        150,604       70,344
Prepaid expenses.....................         3,117             30          801
                                       ------------    -----------  -----------
  Total Assets.......................   140,762,453     79,639,023   37,441,284
                                       ------------    -----------  -----------
            LIABILITIES:
Dividends payable....................       491,130            --           --
Accrued expenses and other payables:
  Investment advisory fees...........         4,035          5,942        1,075
  Administration fees................         3,065          1,745          614
  Administrative services fees.......        19,505          7,557        4,318
  12b-1 fees.........................        13,823         11,178        4,520
  Custodian fees.....................         3,013          2,737        2,653
  Accounting fees....................           616            380          373
  Trustees' fees.....................           --           1,270          --
  Legal fees.........................         7,606         10,308        5,528
  Audit fees.........................        26,722         16,257        6,912
  Printing fees......................        15,785          7,027        3,058
  Transfer agent fees................           --           7,321        2,946
  Registration and filing fees.......         2,789          1,104          --
  Other..............................            16          1,815        3,873
                                       ------------    -----------  -----------
  Total Liabilities..................       588,105         74,641       35,870
                                       ------------    -----------  -----------
             NET ASSETS:
Capital..............................   140,217,042     53,750,542   23,198,904
Undistributed net investment income..         1,035         68,203        9,950
Net unrealized appreciation on in-
 vestments...........................           --      20,236,602   12,826,452
Accumulated undistributed net
 realized gains (losses) on
 investment transactions.............       (43,729)     5,509,035    1,370,108
                                       ------------    -----------  -----------
  Net Assets.........................  $140,174,348    $79,564,382  $37,405,414
                                       ============    ===========  ===========
Outstanding units of beneficial in-
 terest (shares).....................   140,207,056      5,123,020    2,136,152
                                       ============    ===========  ===========
Net asset value--redemption price per
 share...............................  $       1.00    $     15.53  $     17.51
                                       ============    ===========  ===========
Maximum Sales Charge.................                         4.50%        4.50%
                                                       ===========  ===========
Maximum Offering Price (100%/(100%--
 Maximum Sales Charge) of net asset
 value adjusted to nearest cent) per
 share...............................  $       1.00(a) $     16.26  $     18.34
                                       ============    ===========  ===========

------
(a) Offering price and redemption price are the same for the Money Market Fund.


                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1997

                                                        LOW DURATION  TENNESSEE
                                                         GOVERNMENT   MUNICIPAL
                                          FIXED INCOME   SECURITIES  OBLIGATIONS
                                              FUND          FUND        FUND
                                          ------------  ------------ -----------
                ASSETS:
Investments, at value (cost $18,051,043;
 $6,814,208; and $16,930,150, respec-
 tively)................................  $18,148,196    $6,860,099  $17,403,966
Interest and dividends receivable.......      295,217       111,784      403,412
Receivable from brokers for investments
 sold...................................          --            --       563,640
Unamortized organization costs..........          --            --         3,133
Prepaid expenses........................        3,609           193          959
                                          -----------    ----------  -----------
  Total Assets..........................   18,447,022     6,972,076   18,375,110
                                          -----------    ----------  -----------
              LIABILITIES:
Cash overdraft..........................      199,161           --           --
Payable for capital shares redeemed.....          252           --           --
Accrued expenses and other payables:
  Investment advisory fees..............          976           --            75
  Administration fees...................          400           114          402
  Administrative services fees..........        3,375         1,391        1,266
  12b-1 fees............................        1,034           266        3,165
  Custodian fees........................          329         8,618          438
  Accounting fees.......................          697           474        1,429
  Legal fees............................        1,770         7,201        6,533
  Audit fees............................        5,477         2,783        3,829
  Transfer agent fees...................        1,937         1,461        3,067
  Printing fees.........................        2,771         1,809        2,034
  Registration and filing fees..........        1,281           861           90
  Other.................................          783         2,106          422
                                          -----------    ----------  -----------
  Total Liabilities.....................      220,243        27,084       22,750
                                          -----------    ----------  -----------
              NET ASSETS:
Capital.................................   24,704,152     6,933,266   18,944,032
Undistributed net investment income.....       35,281        14,939       41,771
Net unrealized appreciation on invest-
 ments..................................       97,153        45,891      473,816
Accumulated undistributed net realized
 losses on investment transactions......   (6,609,807)      (49,104)  (1,107,259)
                                          -----------    ----------  -----------
  Net Assets............................  $18,226,779    $6,944,992  $18,352,360
                                          ===========    ==========  ===========
Outstanding units of beneficial interest
 (shares)...............................    2,099,019       694,680    1,843,918
                                          ===========    ==========  ===========
Net asset value--redemption price per
 share..................................  $      8.68    $    10.00  $      9.95
                                          ===========    ==========  ===========
Maximum Sales Charge....................         3.00%         2.00%        3.00%
                                          ===========    ==========  ===========
Maximum Offering Price (100%/(100%--Max-
 imum Sales Charge) of net asset value
 adjusted to nearest cent) per share....  $      8.95    $    10.20  $     10.26
                                          ===========    ==========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                             MONEY        VALUE
                                             MARKET      EQUITY       GROWTH
                                              FUND        FUND         FUND
                                           ----------  -----------  ----------
INVESTMENT INCOME:
  Interest income......................... $7,473,132  $    25,268  $    5,539
  Dividend income.........................        --     1,671,207     707,799
                                           ----------  -----------  ----------
  Total Income............................  7,473,132    1,696,475     713,338
                                           ----------  -----------  ----------
EXPENSES:
  Investment advisory fees................    480,718      694,259     332,857
  Administration fees.....................    274,696      151,803      66,572
  Administrative services fees............    343,051      189,753      83,214
  12b-1 fees..............................    343,051      189,753      83,214
  Custodian fees..........................     35,910       15,139       6,767
  Accounting fees.........................     42,510       31,306      31,709
  Legal fees..............................     91,131       14,387       4,367
  Audit fees..............................     30,377       18,414       7,505
  Trustees' fees and expenses.............     16,040        9,064       3,265
  Transfer agent fees.....................     28,413       44,781      27,836
  Interest expense........................     34,819          --          --
  Registration and filing fees............      7,229        7,066       1,989
  Printing costs..........................     33,841       15,612       8,078
  Other...................................     17,458        8,787       5,871
                                           ----------  -----------  ----------
  Total Expenses..........................  1,779,244    1,390,124     663,244
  Less: Fee waivers.......................   (287,792)    (159,393)   (302,900)
                                           ----------  -----------  ----------
  Net Expenses............................  1,491,452    1,230,731     360,344
                                           ----------  -----------  ----------
  Net Investment Income...................  5,981,680      465,744     352,994
                                           ----------  -----------  ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
       investment transactions............     (4,905)   8,840,538   1,370,108
  Change in unrealized appreciation on
       investments........................        --     6,722,105   7,020,864
                                           ----------  -----------  ----------
  Net realized/unrealized gains (losses)
  on investments..........................     (4,905)  15,562,643   8,390,972
                                           ----------  -----------  ----------
  Change in net assets resulting from
  operations.............................. $5,976,775  $16,028,387  $8,743,966
                                           ==========  ===========  ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997

                                                       LOW DURATION  TENNESSEE
                                             FIXED      GOVERNMENT   MUNICIPAL
                                            INCOME      SECURITIES  OBLIGATIONS
                                             FUND          FUND        FUND
                                          -----------  ------------ -----------
INVESTMENT INCOME:
  Interest income........................ $ 1,877,178    $472,604   $1,195,725
  Dividend income........................      27,571       8,356        9,855
                                          -----------    --------   ----------
  Total Income...........................   1,904,749     480,960    1,205,580
                                          -----------    --------   ----------
EXPENSES:
  Investment advisory fees...............     156,128      35,860      122,007
  Administration fees....................      48,039      14,344       37,541
  Administrative services fees...........      60,049      17,930       46,926
  12b-1 fees.............................      60,049      17,930       46,926
  Custodian fees.........................       8,157       2,030       10,067
  Accounting fees........................      31,777      31,418       47,917
  Legal fees.............................       1,833         812          928
  Audit fees.............................       6,273       3,281        4,374
  Organization costs.....................         --          --         8,819
  Trustees' fees and expenses............       2,061         559        1,634
  Transfer agent fees....................      22,665      20,566       23,580
  Registration and filing fees...........       3,110       1,540        1,627
  Printing costs.........................       4,544         542        3,622
  Other..................................       3,377       1,961        1,882
                                          -----------    --------   ----------
  Total Expenses.........................     408,062     148,773      357,850
  Less: Fee waivers......................     (50,442)    (54,508)    (152,040)
                                          -----------    --------   ----------
  Net Expenses...........................     357,620      94,265      205,810
                                          -----------    --------   ----------
  Net Investment Income..................   1,547,129     386,695      999,770
                                          -----------    --------   ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
INVESTMENTS:
  Net realized gains (losses) on
  investment transactions................    (434,866)    (12,845)     101,371
  Change in unrealized
       appreciation/depreciation on
       investments.......................  (2,855,544)     54,148      231,707
                                          -----------    --------   ----------
  Net realized/unrealized gains (losses)
  on investments.........................  (3,290,410)     41,303      333,078
                                          -----------    --------   ----------
  Change in net assets resulting from
  operations............................. $(1,743,281)   $427,998   $1,332,848
                                          ===========    ========   ==========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   MONEY MARKET FUND           VALUE EQUITY  FUND             GROWTH FUND
                              ----------------------------  --------------------------  ------------------------
                               YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,       JUNE 30,       JUNE 30,      JUNE 30,     JUNE 30,     JUNE 30,
                                  1997           1996           1997          1996         1997         1996
                              -------------  -------------  ------------  ------------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $   5,981,680  $   6,961,437  $    465,744  $    837,145  $   352,994  $   389,143
 Net realized gains
   (losses) on
   investments
   transactions..........            (4,905)       141,785     8,840,538     9,340,011    1,370,108    1,167,209
 Net change in unrealized
   appreciation/depreciation
   on investments........               --             --      6,722,105     5,384,702    7,020,864    3,513,955
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   resulting from
   operations............         5,976,775      7,103,222    16,028,387    15,561,858    8,743,966    5,070,307
                              -------------  -------------  ------------  ------------  -----------  -----------
DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment
   income................        (5,981,680)    (6,961,437)     (504,356)     (827,973)    (354,568)    (389,143)
 In excess of net
   investment income.....               --             --            --            --           --       (19,825)
 From net realized gains
   on investments........               --             --    (10,634,101)   (2,982,043)    (934,819)    (505,659)
 In excess of net
   realized gains on
   investments...........               --             --            --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........        (5,981,680)    (6,961,437)  (11,138,457)   (3,810,016)  (1,289,387)    (914,627)
                              -------------  -------------  ------------  ------------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................       364,918,577    426,124,612     4,195,632     5,108,660    2,745,588   10,696,082
 Dividends reinvested....           336,522        512,232     5,098,769     1,808,516      568,918      383,839
 Cost of shares redeemed.      (359,396,813)  (450,674,926)  (15,675,083)  (17,877,680)  (7,131,040)  (2,953,582)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets
   from
   capital transactions..         5,858,286    (24,038,082)   (6,380,682)  (10,960,504)  (3,816,534)  (8,126,339)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Capital contributions...           175,344        138,311           --            --           --           --
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in net assets....         6,028,725    (23,757,986)   (1,490,752)      791,338    3,638,045   12,282,019
NET ASSETS:
 Beginning of period.....       134,145,623    157,903,609    81,055,134    80,263,796   33,767,369   21,485,350
                              -------------  -------------  ------------  ------------  -----------  -----------
 End of period...........     $ 140,174,348  $ 134,145,623  $ 79,564,382  $ 81,055,134  $37,405,414  $33,767,369
                              =============  =============  ============  ============  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................       364,918,578    426,124,613       290,948       373,123      182,434      832,694
 Reinvested..............           336,522        512,232       370,120       133,595       38,111       29,644
 Redeemed................      (359,396,813)  (450,674,926)   (1,111,533)   (1,209,025)    (493,776)    (222,427)
                              -------------  -------------  ------------  ------------  -----------  -----------
 Change in shares........         5,858,287    (24,038,081)     (450,465)     (783,307)    (273,231)     639,911
                              =============  =============  ============  ============  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                               LOW DURATION
                                                                GOVERNMENT           TENNESSEE MUNICIPAL
                                  FIXED INCOME FUND          SECURITIES FUND          OBLIGATIONS FUND
                              --------------------------  -----------------------  ------------------------
                               YEAR ENDED    YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED
                                JUNE 30,      JUNE 30,     JUNE 30,    JUNE 30,     JUNE 30,     JUNE 30,
                                  1997          1996         1997        1996         1997         1996
                              ------------  ------------  ----------  -----------  -----------  -----------
FROM INVESTMENT
ACTIVITIES:
OPERATIONS:
 Net investment income...     $  1,547,129  $  2,177,545  $  386,695  $   399,991  $   999,770  $ 1,080,311
 Net realized gains
   (losses) on
   investments
   transactions..........         (434,866)   (1,646,585)    (12,845)      (1,813)     101,371      (37,429)
 Net change in unrealized
   appreciation/depreciation
   on investments........       (2,855,544)       29,430      54,148     (149,458)     231,707     (106,825)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   resulting from
   operations............       (1,743,281)      560,390     427,998      248,720    1,332,848      936,057
                              ------------  ------------  ----------  -----------  -----------  -----------
DISTRIBUTIONS TO
    SHAREHOLDERS:
 From net investment
   income................       (1,546,955)   (2,163,561)   (389,508)    (399,991)    (974,115)  (1,077,559)
 In excess of net
   investment income.....              --            --          --        (3,182)         --           --
 In excess of net
   realized gains on
   investments...........              --       (104,990)        --        (2,537)         --          (906)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from shareholder
   distributions.........       (1,546,955)   (2,268,551)   (389,508)    (405,710)    (974,115)  (1,078,465)
                              ------------  ------------  ----------  -----------  -----------  -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares
   issued................          789,954     2,751,575     110,306      688,187      893,164    3,937,416
 Dividends reinvested....          725,558       971,603     313,527      339,394      298,374      294,830
 Cost of shares redeemed.      (11,930,394)  (12,664,268)   (978,322)  (1,062,808)  (2,234,999)  (5,879,537)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets
   from
   capital transactions..      (10,414,882)   (8,941,090)   (554,489)     (35,227)  (1,043,461)  (1,647,291)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Capital contribution....        3,084,688           --          --           --           --           --
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in net assets....      (10,620,430)  (10,649,251)   (515,999)    (192,217)    (684,728)  (1,789,699)
NET ASSETS:
 Beginning of period.....       28,847,209    39,496,460   7,460,991    7,653,208   19,037,088   20,826,787
                              ------------  ------------  ----------  -----------  -----------  -----------
 End of period...........     $ 18,226,779  $ 28,847,209  $6,944,992  $ 7,460,991  $18,352,360  $19,037,088
                              ============  ============  ==========  ===========  ===========  ===========
SHARE TRANSACTIONS:
 Issued..................           90,153       300,179      11,000       67,717       90,725      402,934
 Reinvested..............           82,987       106,183      31,418       33,512       30,318       30,243
 Redeemed................       (1,364,087)   (1,377,873)    (97,847)    (105,303)    (226,674)    (600,866)
                              ------------  ------------  ----------  -----------  -----------  -----------
 Change in shares........       (1,190,947)     (971,511)    (55,429)      (4,074)    (105,631)    (167,689)
                              ============  ============  ==========  ===========  ===========  ===========

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  PRINCIPAL                        SECURITY                          AMORTIZED
   AMOUNT                        DESCRIPTION                            COST
 ----------- ----------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES (98.3%):
 Federal Farm Credit Bank (11.1%):
 $15,500,000 5.46%, 9/1/98*......................................   $ 15,500,000
                                                                    ------------
 Federal Home Loan Bank (12.1%):
   3,000,000 5.25%, 8/14/97*.....................................      2,999,737
   5,000,000 5.77%, 11/5/97......................................      5,000,000
   2,000,000 5.88%, 2/26/98......................................      2,000,000
   2,000,000 5.70%, 3/4/98.......................................      2,000,000
   5,000,000 5.89%, 3/30/98......................................      5,000,000
                                                                    ------------
                                                                      16,999,737
                                                                    ------------
 Federal National Mortgage Assoc. (14.6%):
   3,000,000 5.25%, 7/28/97**....................................      2,999,327
   5,000,000 5.44%, 9/2/97**.....................................      4,999,267
  10,000,000 5.53%, 12/3/97*.....................................      9,997,898
   2,500,000 5.25%, 7/14/99*.....................................      2,492,002
                                                                    ------------
                                                                      20,488,494
                                                                    ------------
 Student Loan Marketing Assoc. (60.5%):
  10,000,000 5.24%, 10/14/97**...................................      9,997,925
     500,000 5.42%, 10/30/97**...................................        500,151
   4,830,000 5.24%, 11/24/97*....................................      4,827,330
   5,000,000 5.65%, 3/17/98......................................      5,000,000
   8,000,000 5.26%, 8/20/98**....................................      7,994,641

  PRINCIPAL                        SECURITY                         AMORTIZED
   AMOUNT                        DESCRIPTION                           COST
 ----------- ---------------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES, CONTINUED:
 Student Loan Marketing Assoc., continued:
 $ 2,000,000 5.26%, 9/28/98**...................................   $  1,998,532
   5,000,000 5.31%, 11/6/98*....................................      5,000,000
  20,000,000 5.26%, 11/10/98**..................................     19,987,702
   5,000,000 5.28%, 2/8/99**....................................      4,992,537
   7,000,000 5.27%, 2/22/99*....................................      6,990,017
   3,500,000 5.25%, 7/12/99*....................................      3,489,730
  14,000,000 5.29%, 8/2/99*.....................................     13,989,731
                                                                   ------------
                                                                     84,768,296
                                                                   ------------
  Total U.S. Government Agencies                                    137,756,527
                                                                   ------------
 REPURCHASE AGREEMENTS (1.1%):
   1,488,296 Zions Securities, 5.75%, 7/1/97, (Collateralized by
              $1,510,000 U.S. Treasury Notes, 6.25%, 5/31/99,
              Market Value = $1,513,775)........................      1,488,296
                                                                   ------------
  Total Repurchase Agreements                                         1,488,296
                                                                   ------------
  Total (Amortized Cost--
   $139,244,823)(a)                                                $139,244,823
                                                                   ============

------
Percentages indicated are based on net assets of $140,174,348.
(a)Cost for federal income tax and financial reporting purposes are the same.
* Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS (96.9%):
 Automotive Parts (3.5%):
  76,650 Echlin, Inc..............................................   $ 2,759,400
                                                                     -----------
 Computers & Peripherals (5.6%):
 188,650 Amdahl Corp. (b).........................................     1,650,688
  30,900 International Business
          Machines Corp...........................................     2,786,793
                                                                     -----------
                                                                       4,437,481
                                                                     -----------
 Containers--Metal, Glass, Paper, Plastic (3.5%):
  94,050 Rubbermaid, Inc..........................................     2,797,988
                                                                     -----------
 Electrical Equipment (3.4%):
  51,835 Thomas & Betts Corp......................................     2,724,577
                                                                     -----------
 Entertainment (3.6%):
 100,000 Hasbro, Inc..............................................     2,837,500
                                                                     -----------
 Financial Services (2.0%):
  33,200 SunAmerica, Inc..........................................     1,618,500
                                                                     -----------
 Food Processing & Packaging (6.1%):
 144,100 J&J Snack Foods Corp. (b)................................     2,215,538
 105,800 McCormick & Company, Inc.................................     2,671,450
                                                                     -----------
                                                                       4,886,988
                                                                     -----------
 Insurance (13.6%):
 100,652 PXRE Corp................................................     3,095,049
  66,133 Travelers Group, Inc.....................................     4,170,511
  83,200 UNUM Corp................................................     3,494,400
                                                                     -----------
                                                                      10,759,960
                                                                     -----------
 Manufactured Housing (1.3%):
  42,600 Skyline Corp.............................................     1,049,025
                                                                     -----------
 Medical Services (3.4%):
 133,700 Value Health, Inc. (b)...................................     2,707,425
                                                                     -----------
 Metal & Mineral Production (2.3%):
  44,900 Cleveland Cliffs, Inc....................................     1,829,675
                                                                     -----------
 Oil & Gas (8.3%):
 121,000 Pride International Inc. (b).............................     2,904,000
 101,180 Valero Energy Corp.......................................     3,667,775
                                                                     -----------
                                                                       6,571,775
                                                                     -----------

                                  SECURITY                             MARKET
 SHARES                         DESCRIPTION                             VALUE
 ------- ---------------------------------------------------------   -----------
 COMMON STOCKS, CONTINUED:
 Oilfield Equipment & Services (2.7%):
  40,750 BJ Services Co.(b).......................................   $ 2,185,219
                                                                     -----------
 Pollution Control Services & Equipment (3.2%):
 148,700 Safety-Kleen Corp........................................     2,509,313
                                                                     -----------
 Real Estate Investment Trusts (8.5%):
 177,500 Equity Inns, Inc.........................................     2,374,063
  67,700 Mid-America Apartment Communities, Inc...................     1,899,831
  65,710 Storage USA, Inc.........................................     2,513,407
                                                                     -----------
                                                                       6,787,301
                                                                     -----------
 Restaurants (2.8%):
 241,750 Darden Restaurants, Inc..................................     2,190,859
                                                                     -----------
 Retail (4.5%):
 259,100 Hancock Fabrics, Inc.....................................     3,562,625
                                                                     -----------
 Savings & Loan Companies (3.0%):
  55,350 H. F. Ahmanson & Co......................................     2,380,050
                                                                     -----------
 Steel (3.1%):
 160,000 Birmingham Steel Corp....................................     2,480,000
                                                                     -----------
 Technology (3.3%):
 130,000 Global Industries Technology, Inc. (b)...................     2,665,000
                                                                     -----------
 Telecommunications (3.3%):
  77,000 Century Telephone Enterprise.............................     2,593,938
                                                                     -----------
 Tobacco & Tobacco Products (2.2%):
  64,500 UST, Inc.................................................     1,789,875
                                                                     -----------
 Trucking (3.7%):
 150,650 Werner Enterprises, Inc..................................     2,918,844
                                                                     -----------
  Total Common Stocks                                                 77,043,318
                                                                     -----------
 INVESTMENT COMPANIES (1.2%):
       1 Dreyfus Treasury Prime Fund..............................             1
 986,993 Riverside Capital Money Market Fund......................       986,993
                                                                     -----------
  Total Investment Companies                                             986,994
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL VALUE EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                        SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                          VALUE
 ---------- ----------------------------------------------------   -----------
 REPURCHASE AGREEMENTS (1.8%):
 $1,456,177 Zions Securities, 5.75%, 7/1/97, (Collateralized by
             $1,480,000 U.S. Treasury Notes, 6.25%, 5/31/99,
             Market Value = $1,483,700).........................   $ 1,456,177
                                                                   -----------
  Total Repurchase Agreements                                        1,456,177
                                                                   -----------
  Total (Cost--$59,249,887)(a)                                     $79,486,489
                                                                   ===========

------
Percentages indicated are based on net assets of $79,564,382.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $22,299,584
      Unrealized depreciation......................................  (2,062,982)
                                                                    -----------
      Net unrealized appreciation.................................. $20,236,602
                                                                    ===========

(b)Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS (94.7%):
 Amusement & Recreation (2.1%):
    18,000 Cedar Fair L.P..........................................  $   787,500
                                                                     -----------
 Automotive Parts (1.9%):
    30,000 AutoZone Inc. (b).......................................      706,875
                                                                     -----------
 Banking (7.1%):
    19,000 NationsBank Corp........................................    1,225,500
    34,200 SouthTrust Corp.........................................    1,415,024
                                                                     -----------
                                                                       2,640,524
                                                                     -----------
 Beverages (3.5%):
    18,800 Coca-Cola Co............................................    1,311,300
                                                                     -----------
 Computers (1.0%):
    40,000 Checkmate Electronics,
            Inc. (b)...............................................      360,000
                                                                     -----------
 Computers & Peripherals (2.2%):
    15,000 Hewlett Packard Co......................................      840,000
                                                                     -----------
 Construction (2.7%):
    69,695 Clayton Homes, Inc......................................      993,154
                                                                     -----------
 Electrical Component (3.3%):
    60,000 World Access, Inc. (b)..................................    1,230,000
                                                                     -----------
 Electrical Equipment (4.2%):
    24,000 General Electric Co.....................................    1,569,000
                                                                     -----------
 Electronic & Electrical (2.3%):
    21,000 AMP, Inc................................................      876,750
                                                                     -----------
 Food Processing & Packaging (5.1%):
    25,000 Nabisco Holdings Corp...................................      996,875
    22,000 Sara Lee Corp...........................................      915,750
                                                                     -----------
                                                                       1,912,625
                                                                     -----------
 Furniture (2.2%):
    41,500 Heilig Myers Co.........................................      814,438
                                                                     -----------
 Household Products/Wares (2.6%):
     7,000 Procter & Gamble Co.....................................      988,750
                                                                     -----------
 Insurance (3.8%):
     9,500 American International Group, Inc.......................    1,419,063
                                                                     -----------
 Measuring & Controlling Devices (1.8%):
    20,100 Thermo Electron Corp. (b)...............................      683,400
                                                                     -----------
 Motels & Hotels (1.5%):
    37,100 Winston Hotels, Inc.....................................      558,819
                                                                     -----------

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 COMMON STOCKS, CONTINUED:
 Office Equipment & Supplies (1.6%):
     8,400 Pitney Bowes, Inc.......................................  $   598,500
                                                                     -----------
 Oil--Integrated Companies (5.3%):
    14,800 Atlantic Richfield Co...................................    1,043,400
     8,500 Texaco, Inc. ...........................................      924,375
                                                                     -----------
                                                                       1,967,775
                                                                     -----------
 Pharmaceuticals (6.5%):
    17,500 Abbott Laboratories.....................................    1,168,125
    26,200 Schering-Plough Corp....................................    1,254,325
                                                                     -----------
                                                                       2,422,450
                                                                     -----------
 Real Estate Investment Trusts (5.3%):
    44,000 Merry Land & Investment Co., Inc........................      954,250
    27,300 Storage USA, Inc........................................    1,044,225
                                                                     -----------
                                                                       1,998,475
                                                                     -----------
 Restaurants (2.6%):
    37,000 Cracker Barrel Old Country
            Store, Inc.............................................      980,500
                                                                     -----------
 Retail (8.1%):
    31,200 Claire's Stores, Inc....................................      546,000
    21,700 Home Depot, Inc.........................................    1,495,943
    29,000 Wal-Mart Stores, Inc....................................      980,562
                                                                     -----------
                                                                       3,022,505
                                                                     -----------
 Semiconductors (3.6%):
     9,400 Intel Corp..............................................    1,333,038
                                                                     -----------
 Telecommunications (3.1%):
    15,500 Motorola, Inc...........................................    1,178,000
                                                                     -----------
 Tobacco (4.7%):
    39,600 Philip Morris Cos., Inc.................................    1,757,250
                                                                     -----------
 Toys & Bicycles--Manufacturing (3.2%):
    35,675 Mattel, Inc.............................................    1,208,491
                                                                     -----------
 Utilities--Telecommunications (3.4%):
    33,000 MCI Telecommunications Corp.............................    1,263,281
                                                                     -----------
  Total Common Stocks                                                 35,422,463
                                                                     -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

                                   SECURITY                            MARKET
  SHARES                          DESCRIPTION                           VALUE
 --------- --------------------------------------------------------  -----------
 INVESTMENT COMPANIES (5.2%):
 1,103,675 Dreyfus Treasury Prime Fund.............................  $ 1,103,675
   843,681 Riverside Capital Money
            Market Fund............................................      843,681
                                                                     -----------
  Total Investment Companies                                           1,947,356
                                                                     -----------
  Total (Cost--$24,543,367)(a)                                       $37,369,819
                                                                     ===========

------
Percentages indicated are based on net assets of $37,405,414.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation...................................... $13,092,101
      Unrealized depreciation......................................    (265,649)
                                                                    -----------
      Net unrealized appreciation.................................. $12,826,452
                                                                    ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- -------------------------------------------------------   ----------
 CORPORATE BONDS (15.0%):
 Industrial Goods & Services (8.8%):
 1,600,000 Voyager Lines Private Placement, 9.50%, 11/1/99 (b),
            secured by Bank of New York letter of credit,
            see note 5 (c)........................................   $1,600,000
 Transportation & Shipping (6.2%):
 1,125,000 Ray & Ross Transport, Inc., 10.00%, 2/1/06 secured by
            Bank of New York letter of credit, see note 5 (c).....    1,125,000
                                                                     ----------
  Total Corporate Bonds                                               2,725,000
                                                                     ----------
 TAXABLE MUNICIPAL BONDS (24.0%):
 Arkansas (7.0%):
 1,300,000 Union County Arkansas Revenue, Hillsboro Manor Project,
            9.50%, 9/1/17.........................................    1,269,125
                                                                     ----------
 Illinois (0.6%):
   111,718 Belleville, St. Clair County, CMO, 7.35%, 11/15/09.....      114,667
                                                                     ----------
 Oklahoma (5.6%):
 1,000,000 Oklahoma County Financial Authority, 8.05%, 10/1/09....    1,023,870
                                                                     ----------
 Tennessee (4.1%):
   745,000 Hamilton County, Tennessee Industrial Development
            Board, Multifamily Housing Revenue, Waterford
            Apartments, Project A, 8.50%, 8/1/10..................      740,560
                                                                     ----------
 West Virginia (6.7%):
   260,000 Summers County, West Virginia First Mortgage Gross
            Revenue Refunding, Limited Partnership, 8.00%,
            10/1/03...............................................      255,954

  SHARES
    OR
 PRINCIPAL                        SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                           VALUE
 --------- ------------------------------------------------------   -----------
 TAXABLE MUNICIPAL BONDS, CONTINUED:
 West Virginia, continued:
   980,000 West Virginia State Hospital Financial Authority,
            Hospital Revenue, Nellas Income Project, 9.50%,
            8/1/15...............................................   $   970,269
                                                                    -----------
                                                                      1,226,223
                                                                    -----------
  Total Taxable Municipal Bonds                                       4,374,445
                                                                    -----------
 U.S. TREASURY BONDS (0.3%):
    49,000 9.13%, 5/15/09........................................        55,708
                                                                    -----------
  Total U.S. Treasury Bonds                                              55,708
                                                                    -----------
 U.S. TREASURY NOTES (16.5%):
 3,000,000 6.38%, 4/30/99........................................     3,015,720
                                                                    -----------
  Total U.S. Treasury Notes                                           3,015,720
                                                                    -----------
 U.S. GOVERNMENT AGENCIES (43.8%):
 Federal Home Loan Bank (12.4%):
 2,230,000 7.25%, 5/14/04........................................     2,260,908
                                                                    -----------
 Federal Home Loan Mortgage Corp. (14.6%):
 2,580,000 8.06%, 8/9/11, Callable 8/9/99 @ 100..................     2,667,694
                                                                    -----------
 Federal National Mortgage Assoc. (16.8%):
 1,000,000 7.30%, 5/13/04, Callable 5/13/99 @ 100................     1,001,590
 2,000,000 8.08%, 7/14/06, Callable 7/17/98 @ 100................     2,046,120
                                                                    -----------
                                                                      3,047,710
                                                                    -----------
  Total U.S. Government Agencies                                      7,976,312
                                                                    -----------

                                   Continued

THE SESSION GROUP
RIVERSIDE CAPITAL FIXED INCOME FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

  SHARES
    OR
 PRINCIPAL                         SECURITY                            MARKET
  AMOUNT                         DESCRIPTION                            VALUE
 --------- -------------------------------------------------------   -----------
 INVESTMENT COMPANIES (0.0%):
       1   Dreyfus Treasury Prime Fund............................   $         1
   1,010   Riverside Capital Money Market Fund....................         1,010
                                                                     -----------
  Total Investment Companies                                               1,011
                                                                     -----------
  Total (Cost--$18,051,043)(a)                                       $18,148,196
                                                                     ===========

------
Percentages indicated are based on net assets of $18,226,779.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $115,978
      Unrealized depreciation.........................................  (18,825)
                                                                       --------
      Net unrealized appreciation..................................... $ 97,153
                                                                       ========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
(c) Absent the letter of credit the management of the Fund has deemed these fixed income securities to have no value based on the Fund's established securities valuation procedures.
CMO--Collateralized Mortgage Obligations

                      See notes to financial statements.

THE SESSION GROUP
RIVERSIDE CAPITAL LOW DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. GOVERNMENT AGENCIES (94.6%):
 Federal Home Loan Bank (20.1%):
 $  700,000 3.83%, 7/15/98*........................................   $  682,465
    700,000 7.38%, 4/17/02.........................................      710,843
                                                                      ----------
                                                                       1,393,308
                                                                      ----------
 Federal Home Loan Mortgage Corp. (8.6%):
    600,000 6.75%, 11/27/01........................................      599,910
                                                                      ----------
 Federal National Mortgage Assoc. (28.6%):
  1,000,000 7.00%, 2/6/02..........................................    1,000,360
  1,000,000 6.83%, 3/10/06.........................................      985,090
                                                                      ----------
                                                                       1,985,450
                                                                      ----------
 Shipco 668 Series A-Title XI (3.9%):
    273,000 8.50%, 5/11/02**.......................................      269,479
                                                                      ----------

   SHARES
     OR
 PRINCIPAL                          SECURITY                            MARKET
   AMOUNT                         DESCRIPTION                           VALUE
 ---------- -------------------------------------------------------   ----------
 U.S. Treasury Notes (33.4%):
 $2,300,000 6.63%, 3/31/02.........................................   $2,320,562
                                                                      ----------
  Total U.S. Government Agencies                                       6,568,709
                                                                      ----------
 INVESTMENT COMPANIES (4.2%):
          8 Dreyfus Treasury Prime Fund............................            8
    291,382 Riverside Capital Money Market Fund....................      291,382
                                                                      ----------
  Total Investment Companies                                             291,390
                                                                      ----------
  Total (Cost--$6,814,208)(a)                                         $6,860,099
                                                                      ==========

------
Percentages indicated are based on net assets of $6,944,992.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation.......................................... $54,872
      Unrealized depreciation..........................................  (8,981)
                                                                        -------
      Net unrealized appreciation...................................... $45,891
                                                                        =======

* Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 1997.
 ** This security is guaranteed by U.S. Government Agency collateral.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS (75.0%):
 Georgia (2.3%):
 $  400,000 Atlanta, Georgia Housing Development Corp., Mortgage
             Revenue, 7.00%, 12/1/20, Callable 12/1/05 @ 102.....   $   427,432
                                                                    -----------
 Kentucky (0.6%):
    100,000 Pike County Public Corp., 6.00%, 9/1/18, Callable
             3/1/07 @ 102........................................       102,653
                                                                    -----------
 Louisianna (4.5%):
    750,000 New Orleans, Louisiana Audubon Park Revenue, 8.00%,
             4/1/12..............................................       822,615
                                                                    -----------
 Pennsylvania (1.4%):
    250,000 Schuylkill County, Pennsylvania Industrial
             Development Authority Revenue, Beverly Enterprises
             Project, 6.63%, 5/1/03..............................       253,998
                                                                    -----------
 Puerto Rico (1.4%):
    250,000 Puerto Rico CommonWealth GO, 6.00%, 7/1/14...........       259,460
                                                                    -----------
 Tennessee (64.1%):
      5,000 Blount County, Tennessee Health & Educational
             Facilities Board Revenue, Multifamily Mortgage,
             Maryville Towers Project, 6.20%, 7/20/28, GNMA......         5,111
    100,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/13.......................................       105,276
    105,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.70%, 3/1/14.......................................       110,361
    115,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/15.......................................       121,057
    125,000 Bruceton, Tennessee Water & Sewer Development, GO,
             6.75%, 3/1/16.......................................       131,301
    500,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Park at 58
             Project, 6.70%, 3/1/21, Callable 3/1/06 @ 101.......       516,090
    250,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Patten Towers,
             6.38%, 8/1/26, Callable 8/1/05 @ 102................       253,415
    890,000 Hamilton County, Tennessee Industrial Development
             Board Revenue, Multifamily Housing, Waterford Place
             Apartments Project, Series B, 6.60%, 2/1/24, FGIC...       895,580
    850,000 Hardeman County Correctional Facility, 7.00%, 8/1/04.       874,735
    300,000 Jackson, Tennessee Health, Educational & Housing,
             Posthouse Apartments, 7.00%, 5/1/17.................       316,182
    350,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.60%,
             10/15/07............................................       365,362
    250,000 Knoxville, Tennessee Community Development Corp.,
             Clinton Towers Housing Revenue, Multifamily, 6.65%,
             10/15/10............................................       259,603
    115,000 Manchester, Tennessee Water & Sewer Revenue, Series
             1992, GO, 6.00%, 7/1/06, AMBAC......................       119,155
    900,000 Maury County Industrial Development Board, PCR,
             6.50%, 9/1/24, Callable 9/1/04 @ 102................       959,913
    245,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Mortgage Revenue, Edgewater
             Terrace Project, 7.38%, 1/20/27, FHA, LOC: First
             Alabama Birmingham..................................       261,322

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 SHARES OR
 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 MUNICIPAL BONDS, CONTINUED:
 Tennessee, continued:
 $  250,000 Memphis, Tennessee Health, Educational, & Housing
             Facilities Board, Multifamily Refunding, River Trace
             II, 6.45%, 4/1/26...................................   $   260,210
    340,000 Memphis, Tennessee Referendum GO, 5.60%, 8/1/10......       348,551
    250,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Health & Educational Facilities Board
             Revenue, 1st Mortgage, Blakeford Project, 7.50%,
             7/1/99..............................................       252,525
     45,000 Metropolitan Government, Nashville & Davidson County,
             Tennessee Water & Sewer Revenue, 7.00%, 1/1/14......        45,561
    150,000 Morristown, Tennessee Housing Development Corp.,
             Multifamily Revenue, 6.25%, 5/1/18..................       155,561
    130,000 Poplar Grove, Tennesse Utility District, Waterworks
             Revenue Refunding & Improvement, 6.05%, 4/1/05......       138,724
    250,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Beverly
             Enterprises Project, 6.50%, 3/1/09..................       253,470
    725,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Heritage Place
             Project, 7.13%, 7/1/25, MBIA, FHA...................       807,940
    125,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Industrial
             Development, 1st Healthcare Project, 6.50%, 4/1/02..       125,850
  1,150,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Multifamily
             Housing, Windsor Apartments, 6.75%, 10/1/17.........     1,201,358
    500,000 Shelby County, Tennessee Health, Educational &
             Housing Facilities Board Revenue, Trezevant Manor
             Project, 6.00%, 8/1/16..............................       491,885
    500,000 Shelby County, Tennessee, 6.00%, 4/15/24.............       501,595
    300,000 Shelby County, Tennessee, 6.63%, 7/1/17, Callable
             12/1/06 @ 102.......................................       307,344
    500,000 Shelby County, Tennessee, 6.75%, 1/1/28, Callable
             12/1/06 @ 102.......................................       513,580
    500,000 South Fulton, Tennessee Industrial Development
             Revenue, 6.35%, 10/1/15, Callable 10/1/05 @102......       518,745
    310,000 South Fulton, Tennessee Industrial Revenue Authority,
             6.00%, 10/1/10, Callable 10/1/05 @102...............       319,542
    235,000 Tennessee Housing Development, 5.90%, 7/1/18.........       236,936
                                                                    -----------
                                                                     11,773,840
                                                                    -----------
 West Virginia (0.7%):
    125,000 Summers County, West Virginia, First Mortgage Gross
             Revenue Refunding, 7.25%, 10/1/09...................       128,885
                                                                    -----------
  Total Municipal Bonds                                              13,768,883
                                                                    -----------
 INVESTMENT COMPANIES (2.0%):
    372,984 Dreyfus Municipal Cash Management Plus...............       372,984
                                                                    -----------
  Total Investment Companies                                            372,984
                                                                    -----------

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL TENNESSEE MUNICIPAL OBLIGATIONS FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                                 JUNE 30, 1997

 PRINCIPAL                         SECURITY                           MARKET
   AMOUNT                        DESCRIPTION                           VALUE
 ---------- -----------------------------------------------------   -----------
 ALTERNATIVE MINIMUM TAX PAPER (17.8%):
 Oklahoma (1.7%):
 $  300,000 Oklahoma Development Finance Authority Revenue, First
             Mortgage, Bake Rite Income Project, 8.38%, 8/1/11...   $   306,384
                                                                    -----------
 Tennessee (16.1%):
    920,000 Loudon County, Tennessee Industrial Development
             Board, Solid Waste Disposal Revenue, Kimberly-Clark
             Corp. Project, 6.20%, 2/1/23........................       947,554
    100,000 Memphis Shelby County, Tennessee Airport Revenue,
             8.13%, 2/15/12, MBIA................................       104,200
    145,000 Tennessee Housing Development Agency Mortgage, Series
             A, 6.90%, 7/1/25....................................       152,637
    500,000 Tennessee Housing Development Agency Mortgage, Series
             C, 6.10%, 7/1/15....................................       510,885
    740,000 Tennessee Housing Development Agency, 7.05%, 7/1/20..       783,024
    440,000 Tennessee Housing Development, 6.45%, 7/1/21.........       457,415
                                                                    -----------
                                                                      2,955,715
                                                                    -----------
  Total Alternative Minimum Tax Paper                                 3,262,099
                                                                    -----------
  Total (Cost--$16,930,150)(a)                                      $17,403,966
                                                                    ===========

--------
Percentages indicated are based on net assets of $18,352,360.
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

      Unrealized appreciation......................................... $489,617
      Unrealized depreciation.........................................  (15,801)
                                                                       --------
      Net unrealized appreciation..................................... $473,816
                                                                       ========

AMBAC--Insured by American Municipal Bond Assurance Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FHA--Insured by Federal Housing Administration
GNMA--Insured by Government National Mortgage Assoc.
GO--General Obligation
LOC--Letter of Credit
MBIA--Insured by Municipal Bond Insurance Assoc.
PCR--Pollution Control Revenue

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1997
1. ORGANIZATION:

 The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as an open-end management investment company. Between the date of organization and the dates of commencement of operations of the Riverside Capital Money Market Fund, the Riverside Capital Value Equity Fund, the Riverside Capital Growth Fund, the Riverside Capital Fixed Income Fund, the Riverside Capital Low Duration Government Securities Fund and the Riverside Capital Tennessee Municipal Obligations Fund (individually, a "Fund" and collectively, the "Funds"), each a series of the Group, the Funds earned no investment income and had no operations other than incurring organizational expenses and the sale of initial units of beneficial interest ("shares") of the Funds.

 The investment objective of the Money Market Fund is to seek current income with liquidity and stability of principal. The investment objective of the Value Equity Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Growth Fund is to seek growth of capital by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks. The investment objective of the Fixed Income Fund is to seek current income as well as preservation of capital by investing in a portfolio of high grade fixed income securities. The investment objective of the Low Duration Government Securities Fund is to seek current income consistent with preservation of capital. The investment objectives of the Tennessee Municipal Obligations Fund are to seek (1) income which is exempt from federal income tax and Tennessee state income tax, and (2) preservation of capital.

 The Group is authorized to issue an unlimited number of shares without par value. Sales of shares of the Funds may be made to customers of National Bank of Commerce ("NBC") and its affiliates, to all accounts of correspondent banks of NBC and to the general public. NBC serves as investment adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

 The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

 SECURITIES VALUATION:

 Investments of the Money Market Fund are valued at either amortized cost, which approximates market value, or at original cost, which combined with accrued interest, approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

 Investments in common and preferred stocks of the Value Equity Fund, the Growth Fund, the Fixed Income Fund, the Low Duration Government Securities Fund, and the Tennessee Municipal Obligations Fund (collectively, "the variable net asset value funds"), are valued at their market values determined on the basis of the latest available bid quotation in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in corporate bonds, municipal securities

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 and U.S. Government securities of the variable net asset value funds are valued at their market values determined on the basis of the mean of the latest bid and asked quotations in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The variable net asset value funds may also use an independent pricing service approved by the Board of Trustees to value certain other securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

 SECURITY TRANSACTIONS AND RELATED INCOME:

 Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

 REPURCHASE AGREEMENTS:

 The Funds may acquire repurchase agreements from financial institutions such as banks and broker dealers which NBC deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

 REVERSE REPURCHASE AGREEMENTS:

 The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times. The Funds did not have significant holdings in reverse repurchase agreements during the fiscal year.

 DERIVATIVES:

 A derivative is defined as a financial instrument whose value is derived from the performance of underlying assets, interest rates and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rate and currency swaps, future contracts, options, and forward currency contracts. The variable net asset value funds may invest in structured debt obligations for the purpose of mitigating interest rate risk in that fund. Such structured debt obligations may have floating interest rates that reset to various indices, which may include swap rates or floors, and which reset at periodic intervals, as disclosed in the accompanying Schedules of Portfolio Investments. Risks of entering into such transactions include the potential inability of the dealer to meet their obligations and unanticipated movements in the value of the

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 security or the underlying assets or indices. It is possible that the Funds may incur a loss as a result of their investments in derivative instruments. It is each Fund's policy to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds limitation on investments in illiquid securities as set forth in that Funds investment restrictions. The Funds did not have significant holdings in derivative investments during the fiscal year, as described above.

 DIVIDENDS TO SHAREHOLDERS:

 Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the variable net asset value funds.

 Dividends from net investment income and net realized capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses. The following reclassification has been made to the components of net assets of the Money Market Fund and Fixed Income Fund as of June 30, 1997, to more clearly reflect the differences between financial statement amounts available for distribution and the amounts available for distribution to comply with income tax regulations: a decrease in capital and a corresponding decrease in accumulated undistributed net realized losses on investment transactions in the amount of $175,344 and $150,000, respectively.

 FEDERAL INCOME TAXES:

 It is the policy of each of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

 ORGANIZATION COSTS:

 All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by the Funds. Such expenses are amortized over a period of two years commencing with the date of the initial public offering (five years for the Tennessee Municipal Obligations Fund).

3. PURCHASES AND SALES OF SECURITIES:

 Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1997 are as follows:

                                                         PURCHASES     SALES
                                                        ----------- -----------
 Value Equity Fund..................................... $ 8,486,414 $26,983,657
 Growth Fund........................................... $ 7,537,463 $11,785,774
 Fixed Income Fund..................................... $46,649,671 $58,896,701
 Low Duration Government Securities Fund............... $ 7,346,080 $ 8,794,449
 Tennessee Municipal Obligations Fund.................. $ 7,099,444 $ 9,085,627

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

4. RELATED PARTY TRANSACTIONS:

 Investment advisory services are provided to the Funds by NBC. Under the terms of the investment advisory agreement, NBC's fees are computed daily as a percentage of the average net assets of each Fund. NBC has agreed that if the aggregate expenses of the Funds, as defined, for any fiscal year exceed limitations of any state having jurisdiction over the Funds, NBC will refund to the Funds, or otherwise bear, such excess. Such limitation did not affect the calculation of the investment advisory fees during the year ended June 30, 1997.

 BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc.

 BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Ohio serves the Funds as transfer agent and fund accountant.

 The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees are used by BISYS to pay banks, including NBC, broker dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

 The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include NBC, its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

 BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended June 30, 1997, BISYS received $2,486 from commissions earned on sales of shares of the variable net asset value funds, of which $246 was reallowed to affiliated broker/dealers.

 The Funds may and do invest available cash balances in the Group's Money Market Fund.

 Fees may be voluntarily reduced to assist the Funds in maintaining more competitive expense ratios.
                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

 Information regarding these transactions is as follows for the year ended June 30, 1997:

                                             MONEY       VALUE
                                             MARKET     EQUITY       GROWTH
                                              FUND       FUND         FUND
                                            --------  -----------  -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions      .35%    1.00% of     1.00% of
  (percentage of average net assets).......                 first        first
                                                      $50 million  $50 million
                                                          .75% of      .75% of
                                                        remaining    remaining
 Voluntary fee reductions..................       --           --     $216,357
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .20%         .20%         .20%
 Voluntary fee reductions..................       --           --      $16,643
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $139,417     $117,986      $56,419
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets).......      .25%         .25%         .25%
 Voluntary fee reductions.................. $148,375      $41,407      $13,481
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...  $70,923      $76,087      $59,545

                                                        LOW DURATION  TENNESSEE
                                                FIXED    GOVERNMENT   MUNICIPAL
                                               INCOME    SECURITIES  OBLIGATIONS
                                                FUND       FUND         FUND
                                               -------  ------------ -----------
 INVESTMENT ADVISORY FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .65%       .50%         .65%
 Voluntary fee reductions.....................      --    $35,860     $112,622
 ADMINISTRATION FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .20%       .20%         .20%
 Voluntary fee reductions.....................      --     $3,586           --
 12B-1 FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions..................... $47,135    $10,065      $18,800
 ADMINISTRATIVE SERVICES FEES:
 Annual fee before voluntary fee reductions
  (percentage of average net assets)..........     .25%       .25%         .25%
 Voluntary fee reductions.....................  $3,307     $4,997      $20,618
 FUND ACCOUNTANT AND TRANSFER AGENT FEES...... $54,442    $51,984      $71,497

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

5. CAPITAL CONTRIBUTIONS

 During the year ended June 30, 1995, NBC purchased securities from the Fund for their carrying value of $14,199,150 plus accrued interest. The market value of these securities at the date of the sale to NBC was $13,667,783. During the year ended, June 30, 1997, NBC voluntarily contributed $134,389 of its investment advisory fees and BISYS voluntarily contributed $40,955 of its administrative fees to the Money Market Fund. During the years ended June 30, 1996 and June 30, 1995, NBC voluntarily contributed $124,984 and $97,370, respectively, of its investment advisory fees to the Money Market Fund. In addition, during the year June 30, 1996 BISYS contributed $13,327 of its administrative fees to the Money Market Fund. The voluntary contribution of investment advisory and administrative fees, and the difference between the market value and the carrying value of the securities on the transaction date are reflected in the accompanying financial statements as a capital contribution to the Fund.

 During the year ended June 30, 1997, NBC voluntarily contributed $150,000 to reimburse the Fixed Income Fund for a loss realized on the disposition of a bond issued by Montalbano Builders. In addition, NBC voluntarily established an Irrevocable Letter of Credit (LOC) with The Bank of New York on June 4, 1997, with the Fixed Income Fund as the beneficiary of the LOC, in order to support the value of two defaulted fixed income securities issued by Voyager Lines Private Placement and Ray & Ross Transport. Prior to the Letter of Credit NBC unconditionally and irrevocably committed to support the value of these fixed income securities. These fixed income securities are holdings of the Fixed Income Fund as of June 30, 1997.

 The stated amount of the LOC is the lesser of $4,500,000 or the aggregate amount of the unpaid par value and accrued interest on these defaulted fixed income securities ($2,934,688 on the date the Letter of Credit was established June 4, 1997). The Letter of Credit is payable to the Fixed Income Fund upon certain payment events which include: (1) the issuer of one or both of these fixed income securities has failed to repay the beneficiary the par value and accrued interest due under the securities on the original maturity date of the respective securities or such later date agreed to by the Fixed Income Fund; (2) the Fixed Income Fund sells one or both of these fixed income securities; or (3) one or both of these fixed income securities have been disposed of and the Fixed Income Fund has either not assented to such disposition or has revoked assent to such disposition.

 The stated amount of the LOC exceeded the fair value of these securities by $2,725,000 on the date the LOC was established. This amount, including accrued interest and contributed capital for the realized loss on the Montalbano Security, is accounted for in the accompanying financial statements as a capital contribution to the Fixed Income Fund.

6. FEDERAL INCOME TAXES:

 For federal income tax purposes, the following Funds have capital loss carryforwards as of June 30, 1997, which are available to offset future capital gains, if any:

                                                                AMOUNT   EXPIRES
                                                              ---------- -------
 Money Market Fund........................................... $   41,870  2004
 Fixed Income Fund...........................................  2,812,097  2003
                                                               2,114,706  2004
                                                               1,586,579  2005

                                   Continued

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                   NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1997

                                                                 AMOUNT  EXPIRES
                                                                 ------- -------
 Low Duration Government Securities.............................   8,905  2003
                                                                  23,561  2004
                                                                   1,840  2005
 Tennessee Municipal Obligations Fund........................... 138,752  2003
                                                                 968,507  2004

7. ELIGIBLE DISTRIBUTIONS (UNAUDITED):

 The Group designates the following eligible distributions for the dividends received deduction for corporations:

                                                              VALUE
                                                              EQUITY    GROWTH
                                                               FUND      FUND
                                                            ---------- --------
 Dividend Income........................................... $1,556,172 $581,028
 Dividend Income Per Share................................. $    0.093 $  0.131

8. EXEMPT-INTEREST INCOME DESIGNATIONS (UNAUDITED):

 The Sessions Group designates the following exempt-interest income for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997:

      Exempt-Interest Distributions................................... $973,731
      Exempt-Interest Distributions Per Share......................... $   0.42

 The percentage break-down of the exempt-interest income by state for the Tennessee Municipal Obligations Fund's taxable year ended June 30, 1997 was as follows:

      Alabama..........................................................    0.26%
      Arkansas.........................................................    0.04%
      Georgia..........................................................    2.28%
      Kansas...........................................................    0.63%
      Kentucky.........................................................    0.18%
      Louisiana........................................................    4.51%
      Oklahoma.........................................................    2.10%
      Pennsylvania.....................................................    2.48%
      Puerto Rico......................................................    0.81%
      South Carolina...................................................    1.19%
      Tennessee........................................................   83.39%
      West Virginia....................................................    1.82%
      Wyoming..........................................................    0.31%
                                                                         ------
                                                                         100.00%

 For the year ended June 30, 1997, 14.50% of the income earned by the Tennessee Municipal Obligations may be subject to the alternative minimum tax.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                       MONEY MARKET FUND
                          ---------------------------------------------------------
                                      YEAR ENDED JUNE 30,
                          ---------------------------------------------------------
                            1997         1996         1995         1994      1993
                          --------     --------     --------     --------  --------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          --------     --------     --------     --------  --------
Investment Activities
  Net investment income.     0.044        0.046        0.044        0.026     0.032
  Net realized losses...       --           --        (0.004)         --        --
                          --------     --------     --------     --------  --------
    Total from Invest-
     ment
     Activities.........     0.044        0.046        0.040        0.026     0.032
                          --------     --------     --------     --------  --------
Distributions
  Net investment income.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
    Total Distributions.    (0.044)      (0.046)      (0.044)      (0.026)   (0.032)
                          --------     --------     --------     --------  --------
Capital transactions....       --           --         0.004          --        --
                          --------     --------     --------     --------  --------
NET ASSET VALUE, END OF
 PERIOD.................  $   1.00     $   1.00     $   1.00     $   1.00  $   1.00
                          ========     ========     ========     ========  ========
Total Return............      4.44%(a)     4.75%(a)     4.44%(a)     2.65%     3.20%
RATIOS/SUPPLEMENTAL DA-
 TA:
Net Assets, at end of
 period (000)...........  $140,174     $134,146     $157,904     $128,001  $141,840
Ratio of expenses to av-
 erage net assets.......      1.09%        0.99%        0.97%        0.95%     0.85%
Ratio of net investment
 income to average net
 assets.................      4.36%        4.65%        4.41%        2.62%     3.17%
Ratio of expenses to av-
 erage net assets*......      1.30%        1.20%        1.18%        1.09%     0.94%
Ratio of net investment
 income to average net
 assets*................      4.15%        4.44%        4.20%        2.48%     3.08%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The capital contribution had no impact on the total return for the years ended June 30, 1995, June 30, 1996, and June 30, 1997.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                              VALUE EQUITY FUND
                                   -------------------------------------------
                                             YEAR ENDED JUNE 30,
                                   -------------------------------------------
                                    1997     1996     1995     1994     1993
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, BEGINNING OF
 PERIOD........................... $ 14.54  $ 12.63  $ 12.67  $ 11.57  $ 11.04
                                   -------  -------  -------  -------  -------
Investment Activities
  Net investment income...........    0.09     0.14     0.14     0.07     0.21
  Net realized and unrealized
   gains on investments...........    3.06     2.40     0.76     1.28     0.96
                                   -------  -------  -------  -------  -------
    Total from Investment
     Activities...................    3.15     2.54     0.90     1.35     1.17
                                   -------  -------  -------  -------  -------
Distributions
  Net investment income...........   (0.10)   (0.14)   (0.13)   (0.06)   (0.22)
  In excess of net investment
   income.........................     --       --       --       --       --
  Net realized gains..............   (2.06)   (0.49)   (0.15)   (0.19)   (0.42)
  In excess of net realized gains.              --     (0.66)     --       --
                                   -------  -------  -------  -------  -------
    Total Distributions...........   (2.16)   (0.63)   (0.94)   (0.25)   (0.64)
                                   -------  -------  -------  -------  -------
NET ASSET VALUE, END OF PERIOD.... $ 15.53  $ 14.54  $ 12.63  $ 12.67  $ 11.57
                                   =======  =======  =======  =======  =======
Total Return (excludes sales
 charges).........................   23.66%   20.50%    8.03%   11.76%   10.94%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)............................ $79,564  $81,055  $80,264  $79,232  $52,629
Ratio of expenses to average net
 assets...........................    1.62%    1.58%    1.58%    1.36%    0.73%
Ratio of net investment income to
 average
 net assets.......................    0.61%    1.01%    1.13%    0.52%    1.84%
Ratio of expenses to average net
 assets*..........................    1.83%    1.79%    1.79%    1.74%    1.69%
Ratio of net investment income to
 average
 net assets*......................    0.40%    0.80%    0.92%    0.14%    0.88%
Portfolio turnover................   11.47%   27.89%   35.64%   62.17%   16.13%
Average commission rate paid (a).. $0.0604  $0.0605      --       --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                                   GROWTH FUND
                                        ------------------------------------
                                                                   APRIL 15,
                                          YEAR ENDED JUNE 30,       1994 TO
                                        -------------------------  JUNE 30,
                                         1997     1996     1995    1994 (B)
                                        -------  -------  -------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...  $14.01  $ 12.14  $  9.82   $10.00
                                        -------  -------  -------   ------
Investment Activities
  Net investment income................    0.16     0.18     0.16      --
  Net realized and unrealized gains
   (losses) on investments.............    3.92     2.13     2.30    (0.18)
                                        -------  -------  -------   ------
    Total from Investment Activities...    4.08     2.31     2.46    (0.18)
                                        -------  -------  -------   ------
Distributions
  Net investment income................   (0.16)   (0.18)   (0.14)     --
  In excess of net investment income...     --     (0.01)     --       --
  Net realized gains...................   (0.42)   (0.25)     --       --
                                        -------  -------  -------   ------
    Total Distributions................   (0.58)   (0.44)   (0.14)     --
                                        -------  -------  -------   ------
NET ASSET VALUE, END OF PERIOD.........  $17.51  $ 14.01  $ 12.14   $ 9.82
                                        =======  =======  =======   ======
Total Return (excludes sales charges)..   29.91%   19.35%   25.27%   (1.80)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)..... $37,405  $33,767  $21,485   $6,345
Ratio of expenses to average net
 assets................................    1.08%    1.05%    1.24%    2.59%(d)
Ratio of net investment income to
 average net assets....................    1.06%    1.37%    1.64%    0.25%(d)
Ratio of expenses to average net
 assets*...............................    1.99%    1.97%    2.51%    3.90%(d)
Ratio of net investment income (loss)
 to average net assets*................    0.15%    0.45%    0.37%   (1.07)%(d)
Portfolio turnover.....................   24.07%   31.22%   29.36%    0.00%
Average commissions rate paid (a)...... $0.0696  $0.0686      --       --

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Represents the total dollar amount of commissions paid on portfolio equity transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged. Disclosure of these rates were not required until fiscal year 1996.
(b)Period from commencement of operations.
(c)Not annualized.
(d)Annualized.
                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                             FINANCIAL HIGHLIGHTS

                                           FIXED INCOME FUND
                                -----------------------------------------------
                                          YEAR ENDED JUNE 30,
                                -----------------------------------------------
                                 1997        1996     1995     1994      1993
                                -------     -------  -------  -------   -------
NET ASSET VALUE, BEGINNING OF
 PERIOD.......................  $  8.77     $  9.27  $  9.43  $ 10.44   $ 10.26
                                -------     -------  -------  -------   -------
Investment Activities
  Net investment income.......     0.57        0.59     0.58     0.57      0.68
  Net realized and unrealized
   gains (losses) on
   investments................    (1.39)      (0.48)   (0.15)   (0.76)     0.27
                                -------     -------  -------  -------   -------
    Total from Investment
     Activities...............     (.82)       0.11     0.43    (0.19)     0.95
                                -------     -------  -------  -------   -------
Distributions
  Net investment income.......    (0.56)      (0.58)   (0.58)   (0.57)    (0.69)
  In excess of net investment
   income.....................      --          --     (0.01)     --        --
  Net realized gains..........      --          --       --       --      (0.08)
  In excess of net realized
   gains......................      --        (0.03)     --     (0.25)      --
                                -------     -------  -------  -------   -------
    Total Distributions.......    (0.56)      (0.61)   (0.59)   (0.82)    (0.77)
                                -------     -------  -------  -------   -------
Capital Transactions..........  $  1.29         --       --       --        --
                                -------     -------  -------  -------   -------
NET ASSET VALUE, END OF
 PERIOD.......................  $  8.68     $  8.77  $  9.27  $  9.43   $ 10.44
                                =======     =======  =======  =======   =======
Total Return (excludes sales
 charges).....................     5.55%(a)    1.05%    4.82%   (2.20)%    9.64%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)........................  $18,227     $28,847  $39,496  $42,309   $35,951
Ratio of expenses to average
 net assets...................     1.49%       1.48%    1.43%    1.37%     0.74%
Ratio of net investment income
 to average
 net assets...................     6.44%       6.32%    6.33%    5.61%     6.65%
Ratio of expenses to average
 net assets*..................     1.70%       1.69%    1.64%    1.70%     1.42%
Ratio of net investment income
 to average
 net assets*..................     6.23%       6.11%    6.12%    5.28%     5.97%
Portfolio turnover............   196.97%     363.84%  223.29%  328.44%   234.71%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The total return for 1997 includes the effect of a capital contribution from the Investment Advisor. Without the capital contribution the total return would have been (12.33%).

                      See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                              LOW DURATION GOVERNMENT
                                                  SECURITIES FUND
                                           ---------------------------------
                                                                   APRIL 15,
                                           YEAR ENDED JUNE 30,      1994 TO
                                           ----------------------  JUNE 30,
                                            1997    1996    1995   1994 (A)
                                           ------  ------  ------  ---------
NET ASSET VALUE, BEGINNING OF PERIOD...... $ 9.95  $10.15  $ 9.93   $10.00
                                           ------  ------  ------   ------
Investment Activities
  Net investment income...................   0.54    0.53    0.56     0.07
  Net realized and unrealized gains
   (losses) on investments................   0.05   (0.20)   0.21    (0.08)
                                           ------  ------  ------   ------
    Total from Investment Activities......   0.59    0.33    0.77    (0.01)
                                           ------  ------  ------   ------
Distributions
  Net investment income...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
    Total Distributions...................  (0.54)  (0.53)  (0.55)   (0.06)
                                           ------  ------  ------   ------
NET ASSET VALUE, END OF PERIOD............ $10.00  $ 9.95  $10.15   $ 9.93
                                           ======  ======  ======   ======
Total Return (excludes sales charges).....   6.12%   3.31%   8.03%   (0.13)%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period (000)........ $6,945  $7,461  $7,653   $7,692
Ratio of expenses to average net assets...   1.31%   1.44%   1.33%    2.85%(b)
Ratio of net investment income to average
 net assets...............................   5.39%   5.19%   5.67%    3.63%(b)
Ratio of expenses to average net assets*..   2.07%   2.20%   2.10%    3.67%(b)
Ratio of net investment income to average
 net assets*..............................   4.63%   4.43%   4.89%    2.81%(b)
Portfolio turnover........................ 104.79%  20.87%  34.47%   21.20%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

THE SESSIONS GROUP
RIVERSIDE CAPITAL FUNDS

                              FINANCIAL HIGHLIGHTS

                                 TENNESSEE MUNICIPAL OBLIGATIONS FUND
                              ------------------------------------------------
                                                                   NOVEMBER 4,
                                    YEAR ENDED JUNE 30,              1992 TO
                              ----------------------------------    JUNE 30,
                               1997     1996     1995     1994      1993 (A)
                              -------  -------  -------  -------   -----------
NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  9.76  $  9.84  $  9.81  $ 10.44     $ 10.00
                              -------  -------  -------  -------     -------
Investment Activities
  Net investment income.....     0.53     0.53     0.50     0.48        0.30
  Net realized and
   unrealized gains
   (losses) on investments..     0.17    (0.08)    0.03    (0.57)       0.43
                              -------  -------  -------  -------     -------
    Total from Investment
     Activities.............     0.70     0.45     0.53    (0.09)       0.73
                              -------  -------  -------  -------     -------
Distributions
  Net investment income.....    (0.51)   (0.53)   (0.50)   (0.48)      (0.29)
  In excess of net realized
   gains....................      --       --       --     (0.06)        --
                              -------  -------  -------  -------     -------
    Total Distributions.....    (0.51)   (0.53)   (0.50)   (0.54)      (0.29)
                              -------  -------  -------  -------     -------
NET ASSET VALUE, END OF
 PERIOD.....................  $  9.95  $  9.76  $  9.84  $  9.81     $ 10.44
                              =======  =======  =======  =======     =======
Total Return (excludes sales
 charges)...................     7.38%    4.67%    5.61%   (1.00)%      7.39%(c)
RATIOS/SUPPLEMENTAL DATA:
Net Assets, at end of period
 (000)......................  $18,352  $19,037  $20,827  $19,965     $17,425
Ratio of expenses to average
 net assets.................     1.10%    0.98%    1.12%    1.19%       0.82%(b)
Ratio of net investment
 income to average
 net assets.................     5.33%    5.40%    5.24%    4.67%       4.76%(b)
Ratio of expenses to average
 net assets*................     1.91%    1.83%    1.98%    1.99%       1.62%(b)
Ratio of net investment
 income to average
 net assets*................     4.52%    4.55%    4.38%    3.87%       3.96%(b)
Portfolio turnover..........    38.66%   60.76%   62.59%   86.57%      52.52%

------
* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Annualized.
(c) Not annualized.

                       See notes to financial statements.

---------------------------------
Investment Adviser
National Bank of Commerce
One Commerce Square
Memphis, Tennessee 38150


Administrator and Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, Ohio 43219-3035


Legal Counsel
Baker & Hostetler
65 East State Street
Columbus, Ohio 43215


Auditors
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, Ohio 43215